                                                                    Exhibit 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated October 1, 2001, (2001-A), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 2001 to October 31, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of November, 2001.

                                             CONSECO FINANCE CORP.




                                         BY: /s/ Keith Anderson
                                             --------------------------------
                                             Keith Anderson
                                             Senior Vice President and
                                             Treasurer

                                                    Monthly Report Series 2001-A
                                        Certificates for Recreational Enthusiast
                                                           Consumer Trust Oct-01
                                                    CUSIP# 20847K AG5, AH3, AJ9,
                                                         AP5, AK6, AL4, AM2, AN0
                                                        Trust Account: 3339611-0
                                                   Distribution Date: 11/15/2001

                                                                                     Total $             Per $1,000
                                                                                      Amount               Original
                                                                                -----------------     -----------------
         Amount Available
         ----------------
      1. Amount Available (including Monthly Servicing Fee)                       20,590,781.02
                                                                                ----------------
         a.  Collection Account balance as of the last day of                     15,840,328.19
                the related Monthly Period                                      ----------------
         b.  Plus payments on account of principal deposited                       2,814,311.93
                during the first 10 days of the current month                   ----------------
         c.  Less payments on account of principal deposited                               0.00
                during the first 10 days of the preceding month                 ----------------
         d.  Repurchase Proceeds                                                           0.00
                                                                                ----------------
         e.  Servicer Advances                                                     1,663,262.24
                                                                                ----------------
         f.  Guaranty Payment                                                              0.00
                                                                                ----------------
         g.  Self-Insurance Payments                                                       0.00
                                                                                ----------------
         h.  Termination Payments                                                          0.00
                                                                                ----------------
         i.  Payments on Liquidation or Auction of Trust Estate                            0.00
                                                                                ----------------
         j.  Withdrawls from Reserve Account                                             826.74
                                                                                ----------------

      2. a.  Monthly Servicing Fee (.75%)                                            267,592.05
                                                                                ----------------
         b.  Back-up Servicing Fee (SST) (.0125%)                                      4,459.87
                                                                                ----------------

      3. Servicer Advances Reimbursed                                                      0.00
                                                                                ----------------

         Note Interest
         -------------

      4. a.  Class A-1 Remittance Rate                                                 2.36375%
                                                                                ----------------
         b.  Class A-1 Interest                                                       73,867.19            2.95468760
                                                                                ----------------     -----------------

         c.  Class A-2 Remittance Rate                                                 2.97000%
                                                                                ----------------
         d.  Class A-2 Interest                                                      598,950.00            3.63000000
                                                                                ----------------     -----------------

         e.  Class A-3 Remittance Rate                                                 4.60000%
                                                                                ----------------
         f.  Class A-3 Interest                                                      562,222.22            5.62222220
                                                                                ----------------     -----------------

         g.  Class A-4 Remittance Rate                                                  5.50000
                                                                                ----------------
         h.  Class A-4 Interest                                                      345,522.22            6.72222218
                                                                                ----------------     -----------------

         i.  Class A- PPIO Remittance Rate                                              5.00000
                                                                                ----------------
         j.  Class A-PPIO Interest                                                   891,875.00            2.08333333
                                                                                ----------------     -----------------

         k.  Class M-1 Remittance Rate                                                 5.55000%
                                                                                ----------------
         l.  Class M-1 Interest                                                      152,625.00            6.78333333
                                                                                ----------------     -----------------

         m.  Class M-2 Remittance Rate                                                 5.90000%
                                                                                ----------------
         n.  Class M-2 Interest                                                      169,461.11            7.21111106
                                                                                ----------------     -----------------

         o.  Class B Remittance Rate                                                   7.50000%
                                                                                ----------------
         p.  Class B Interest                                                        215,416.67            9.16666681
                                                                                ----------------     -----------------

      5. a.  Amount applied to Class A-1 Interest Amount                              73,867.19
                                                                                ----------------

         b.  Amount applied to Class A-2 Interest Amount                             598,950.00
                                                                                ----------------

         c.  Amount applied to Class A-3 Interest Amount                             562,222.22
                                                                                ----------------

         d.  Amount applied to Class A-4 Interest Amount                             345,522.22
                                                                                ----------------

         e.  Amount applied to Class A-PPIO Interest Amount                          891,875.00
                                                                                ----------------

         f.  Amount applied to Class M-1 Interest Amount                             152,625.00
                                                                                ----------------

         g.  Amount applied to Class M-2 Interest Amount                             169,461.11
                                                                                ----------------

         h.  Amount applied to Class B Interest Amount                               215,416.67
                                                                                ----------------

                                        Monthly Report Series 2001-A
                                        Certificates for Recreational Enthusiast
                                        Consumer Trust                    Oct-01
                                                    CUSIP# 20847K AG5, AH3, AJ9,
                                                         AP5, AK6, AL4, AM2, AN0
                                                        Trust Account: 3339611-0
                                                   Distribution Date: 11/15/2001
                                         Page 2

      6. a. Class A-1 Interest Carryover Shortfall                                          0.00
                                                                                ----------------
         b. Class A-2 Interest Carryover Shortfall                                          0.00
                                                                                ----------------
         c. Class A-3 Interest Carryover Shortfall                                          0.00
                                                                                ----------------
         d. Class A-4 Interest Carryover Shortfall                                          0.00
                                                                                ----------------
         e. Class A-PPIO Interest Carryover Shortfall                                       0.00
                                                                                ----------------
         f. Class M-1 Interest Carryover Shortfall                                          0.00
                                                                                ----------------
         g. Class M-2 Interest Carryover Shortfall                                          0.00
                                                                                ----------------
         h. Class B Interest Carryover Shortfall                                            0.00
                                                                                ----------------

      7. a. Unpaid Class A-1 Interest Shortfall                                             0.00
                                                                                ----------------
         b. Unpaid Class A-2 Interest Shortfall                                             0.00
                                                                                ----------------
         c. Unpaid Class A-3 Interest Shortfall                                             0.00
                                                                                ----------------
         d. Unpaid Class A-4 Interest Shortfall                                             0.00
                                                                                ----------------
         e. Unpaid Class A-PPIO Interest Shortfall                                          0.00
                                                                                ----------------
         f. Unpaid Class M-1 Interest Shortfall                                             0.00
                                                                                ----------------
         g. Unpaid Class M-2 Interest Shortfall                                             0.00
                                                                                ----------------
         h. Unpaid Class B Interest Shortfall                                               0.00
                                                                                ----------------

                                                                                     Total $             Per $1,000
                                                                                      Amount               Original
                                                                                -----------------     -----------------
      8. a. Amount applied to unpaid Class A-1 Interest Shortfall                           0.00
                                                                                ----------------
         b. Amount applied to unpaid Class A-2 Interest Shortfall                           0.00
                                                                                ----------------
         c. Amount applied to unpaid Class A-3 Interest Shortfall                           0.00
                                                                                ----------------
         d. Amount applied to unpaid Class A-4 Interest Shortfall                           0.00
                                                                                ----------------
         e. Amount applied to unpaid Class A-PPIO Interest Shortfall                        0.00
                                                                                ----------------
         f. Amount applied to unpaid Class M-1 Interest Shortfall                           0.00
                                                                                ----------------
         g. Amount applied to unpaid Class M-2 Interest Shortfall                           0.00
                                                                                ----------------
         h. Amount applied to unpaid Class B Interest Shortfall                             0.00
                                                                                ----------------

      9. a. Remaining Unpaid Class A-1 Interest Shortfall                                   0.00
                                                                                ----------------
         b. Remaining Unpaid Class A-2 Interest Shortfall                                   0.00
                                                                                ----------------
         c. Remaining Unpaid Class A-3 Interest Shortfall                                   0.00
                                                                                ----------------
         d. Remaining Unpaid Class A-4 Interest Shortfall                                   0.00
                                                                                ----------------
         e. Remaining Unpaid Class A-PPIO Interest Shortfall                                0.00
                                                                                ----------------
         f. Remaining Unpaid Class M-1 Interest Shortfall                                   0.00
                                                                                ----------------
         g. Remaining Unpaid Class M-2 Interest Shortfall                                   0.00
                                                                                ----------------
         h. Remaining Unpaid Class B Interest Shortfall                                     0.00
                                                                                ----------------

     10. Total Principal Distribution Amount
         Formula Principal Distribution Amount:                                    17,308,789.69
                                                                                ----------------
         a. Scheduled Principal                                                     3,564,524.06
                                                                                ----------------
         b. Principal Prepayments                                                   8,308,454.71
                                                                                ----------------
         c. Principal Payments Advanced                                             2,814,311.93
                                                                                ----------------
         d. Liquidated Contracts                                                      119,609.25
                                                                                ----------------
         e. Repurchases                                                                     0.00
                                                                                ----------------
         f. Principal Payments Recovered                                                    0.00
                                                                                ----------------
         g. Additional Principal Distribution                                       2,501,889.74
                                                                                ----------------

     11. Unpaid Principal Shortfall (before payments on current Distribution Date)
         a. Class A-1                                                                       0.00
                                                                                ----------------
         b. Class A-2                                                                       0.00
                                                                                ----------------
         c. Class A-3                                                                       0.00
                                                                                ----------------
         d. Class A-4                                                                       0.00
                                                                                ----------------
         e. Class A-PPIO                                                                    0.00
                                                                                ----------------
         f. Class M-1                                                                       0.00
                                                                                ----------------
         g. Class M-2                                                                       0.00
                                                                                ----------------
         h. Class B                                                                         0.00
                                                                                ----------------

                                        Monthly Report Series 2001-A
                                        Certificates for Recreational Enthusiast
                                        Consumer Trust                    Oct-01
                                                    CUSIP# 20847K AG5, AH3, AJ9,
                                                         AP5, AK6, AL4, AM2, AN0
                                                        Trust Account: 3339611-0
                                                   Distribution Date: 11/15/2001
                                        Page 3

     12. Amount distributed in respect of Unpaid Principal Shortfall
         a. Class A-1                                                                      0.00
                                                                                ----------------
         b. Class A-2                                                                      0.00
                                                                                ----------------
         c. Class A-3                                                                      0.00
                                                                                ----------------
         d. Class A-4                                                                      0.00
                                                                                ----------------
         e. Class A-PPIO                                                                   0.00
                                                                                ----------------
         f. Class M-1                                                                      0.00
                                                                                ----------------
         g. Class M-2                                                                      0.00
                                                                                ----------------
         h. Class B                                                                        0.00
                                                                                ----------------
     13. Remaining Unpaid Principal Shortfall
         a. Class A-1                                                                      0.00
                                                                                ----------------
         b. Class A-2                                                                      0.00
                                                                                ----------------
         c. Class A-3                                                                      0.00
                                                                                ----------------
         d. Class A-4                                                                      0.00
                                                                                ----------------
         e. Class A-PPIO                                                                   0.00
                                                                                ----------------
         f. Class M-1                                                                      0.00
                                                                                ----------------
         g. Class M-2                                                                      0.00
                                                                                ----------------
         h. Class B                                                                        0.00
                                                                                ----------------
     14. Formula Principal Distribution Amount                                    17,308,789.69
                                                                                ----------------
     15. Amount Distributed in respect of Formula Principal Distribution Amount
         a. Class A-1                                                             17,308,789.69           692.3515876
                                                                                ----------------     -----------------
         b. Class A-2                                                                      0.00            0.00000000
                                                                                ----------------     -----------------
         c. Class A-3                                                                      0.00            0.00000000
                                                                                ----------------     -----------------
         d. Class A-4                                                                      0.00            0.00000000
                                                                                ----------------     -----------------
         e. Class A-PPIO                                                                   0.00            0.00000000
                                                                                ----------------     -----------------
         f. Class M-1                                                                      0.00            0.00000000
                                                                                ----------------     -----------------
         g. Class M-2                                                                      0.00            0.00000000
                                                                                ----------------     -----------------
         h. Class B                                                                        0.00            0.00000000
                                                                                ----------------     -----------------
     16. Principal Shortfall (after payments on current Distribution Date)
         a. Class A-1                                                                                            0.00
                                                                                                     -----------------
         b. Class A-2                                                                                            0.00
                                                                                                     -----------------
         c. Class A-3                                                                                            0.00
                                                                                                     -----------------
         d. Class A-4                                                                                            0.00
                                                                                                     -----------------
         e. Class A-PPIO                                                                                         0.00
                                                                                                     -----------------
         f. Class M-1                                                                                            0.00
                                                                                                     -----------------
         g. Class M-2                                                                                            0.00
                                                                                                     -----------------
         h. Class B                                                                                              0.00
                                                                                                     -----------------

                                                                                     Total $             Per $1,000
                                                                                      Amount               Original
                                                                                -----------------     -----------------
     17. Remaining Principal Balance (after payments on current Distribution Date)
         a. Class A-1 Principal Balance                                            7,691,210.31          307.64841240
                                                                                ----------------     -----------------
         b. Class A-1 Pool Factor                                                    0.30764841
                                                                                ----------------
         a. Class A-2 Principal Balance                                          165,000,000.00          1000.0000000
                                                                                ----------------     -----------------
         b. Class A-2 Pool Factor                                                    1.00000000
                                                                                ----------------
         a. Class A-3 Principal Balance                                          100,000,000.00          1000.0000000
                                                                                ----------------     -----------------
         b. Class A-3 Pool Factor                                                    1.00000000
                                                                                ----------------
         a. Class A-4 Principal Balance                                           51,400,000.00          1000.0000000
                                                                                ----------------     -----------------
         b. Class A-4 Pool Factor                                                    1.00000000
                                                                                ----------------
         a. Class A-PPIO Principal Balance                                       428,100,000.00          1000.0000000
                                                                                ----------------     -----------------
         b. Class A-PPIO Pool Factor                                                 1.00000000
                                                                                ----------------
         a. Class M-1 Principal Balance                                           22,500,000.00          1000.0000000
                                                                                ----------------     -----------------
         b. Class M-1 Pool Factor                                                    1.00000000
                                                                                ----------------
         a. Class M-2 Principal Balance                                           23,500,000.00          1000.0000000
                                                                                ----------------     -----------------
         b. Class M-2 Pool Factor                                                    1.00000000
                                                                                ----------------
         a. Class B Principal Balance                                             23,500,000.00          1000.0000000
                                                                                ----------------     -----------------
         b. Class B Pool Factor                                                      1.00000000
                                                                                ----------------

                                        Monthly Report Series 2001-A
                                        Certificates for Recreational Enthusiast
                                        Consumer Trust                    Oct-01
                                                    CUSIP# 20847K AG5, AH3, AJ9,
                                                         AP5, AK6, AL4, AM2, AN0
                                                        Trust Account: 3339611-0
                                                   Distribution Date: 11/15/2001
                                        Page 4

         Pool Information
         ----------------

     18. Monthly Servicing Fee                                                       267,592.05
                                                                                ----------------
     19. Guaranty Fee                                                                      0.00
                                                                                ----------------
     20. Pool Scheduled Principal Balance                                        416,154,692.47
                                                                                ----------------
     21. Adjusted Pool Balance                                                   413,340,380.54
                                                                                ----------------
     22. Note Principal Balance                                                  393,591,210.31
                                                                                ----------------
     23. Overcollateralization Amount                                             19,749,170.23
                                                                                ----------------
     24. Target Overcollateralization(Lesser of $32,111,046.04 or 15% of
         Line 21)                                                                 32,111,046.04
                                                                                ----------------

         Aggregate Scheduled Balances of Delinquent
         ------------------------------------------
         Contracts as of Determination Date
         ----------------------------------
     25. 30-59 days
         a. Number                                                                          988
                                                                                ----------------
         b. Aggregate Scheduled Balances                                          11,219,002.30
                                                                                ----------------

     26. 60-89 days
         a. Number                                                                          188
                                                                                ----------------
         b. Aggregate Scheduled Balances                                           1,879,966.38
                                                                                ----------------

     27. 90 days or more
         a. Number                                                                           85
                                                                                ----------------
         b. Aggregate Scheduled Balances                                             787,510.87
                                                                                ----------------

     28. Aggregate Scheduled Balances and number of contracts that became
         Defaulted Contracts during preceding month (see page 4)                   1,405,858.53             82
                                                                                ----------------     -----------------

     29. Aggregate Scheduled Balances and number of all Defaulted
         Contracts as of end of preceding month (see page 4)                       1,367,078.34             78
                                                                                ----------------     -----------------

     30. Contracts that became Liquidated Contracts during preceding month
         a. Number                                                                            9
                                                                                ----------------
         b. Aggregate Scheduled Principal Balances                                   119,609.25
                                                                                ----------------
         c. Net Liquidation Losses                                                    58,328.32
                                                                                ----------------

     31. Aggregate Amount of Servicer Advances with the respect to
         current Distribution Date                                                 1,663,262.24
                                                                                ----------------

     32. Amount paid to Servicer as reimbursement for
         prior Servicer Advances                                                           0.00
                                                                                ----------------

     33. Weighted Average Contract Rate                                                13.76122
                                                                                ----------------

     34. Number of Loans Remaining                                                       34,874
                                                                                ----------------

     35. Reserve Account Balance                                                  12,845,245.00
                                                                                ----------------
     36. Required Reserve Account Balance                                         12,844,418.41
                                                                                ----------------
     37. Excess Reserve Funds Transfer to Certificate                                    826.74
                                                                                ----------------

                                        Monthly Report Series 2001-A
                                        Certificates for Recreational Enthusiast
                                        Consumer Trust                    Oct-01
                                                    CUSIP# 20847K AG5, AH3, AJ9,
                                                         AP5, AK6, AL4, AM2, AN0
                                                        Trust Account: 3338287-0
                                                   Distribution Date: 11/15/2001
                                        Page 5

     38.  Aggregate Scheduled Balances and Number of Repossessions by Product Type
          ------------------------------------------------------------------------
   A.     HORSE TRAILERS
          Current Month Repossessions                                   60,758.37               6
                                                               -------------------          ----------
          Repossession Inventory                                        53,933.28               5
                                                               -------------------          ----------
   B.     MARINE
          Current Month Repossessions                                  453,611.03              23
                                                               -------------------          ----------
          Repossession Inventory                                       452,316.28              22
                                                               -------------------          ----------
   C.     MOTORCYCLE
          Current Month Repossessions                                  221,516.51              17
                                                               -------------------          ----------
          Repossession Inventory                                       210,400.05              16
                                                               -------------------          ----------
   D.     TRUCKS
          Current Month Repossessions                                        0.00               0
                                                               -------------------          ----------
          Repossession Inventory                                             0.00               0
                                                               -------------------          ----------
   E.     AIRCRAFT
          Current Month Repossessions                                        0.00               0
                                                               -------------------          ----------
          Repossession Inventory                                             0.00               0
                                                               -------------------          ----------
   F.     SPORT VEHICLES
          Current Month Repossessions                                   69,260.47              13
                                                               -------------------          ----------
          Repossession Inventory                                        24,944.34               3
                                                               -------------------          ----------
   G.     KEYBOARDS
          Current Month Repossessions                                   36,412.82               1
                                                               -------------------          ----------
          Repossession Inventory                                        36,412.82               1
                                                               -------------------          ----------
   H.     RECREATIONAL VEHICLES
          Current Month Repossessions                                  564,299.33              22
                                                               -------------------          ----------
          Repossession Inventory                                       589,071.57              31
                                                               -------------------          ----------
   I.     GRAND TOTALS:
          Current Month Repossessions                                1,405,858.53              82
                                                               ===================          ==========
          Repossession Inventory                                     1,367,078.34              78
                                                               ===================          ==========
          Current Month Repossessions                                1,405,858.53              82
                                                               ===================          ==========
          Repossession Inventory                                     1,367,078.34              78
                                                               ===================          ==========